EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Chelsea Pullano, in my capacity as Chief Financial Officer of Greenwave Technology Solutions, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Greenwave Technology Solutions, Inc. for the year ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Greenwave Technology Solutions, Inc.

Dated: June 12, 2026	By:	/s/ Chelsea Pullano
Chelsea Pullano
Chief Financial Officer
(Principal Financial Officer)